                                                                    Exhibit 23.2



















                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Meridian Gold, Inc.:

We consent to the use of our report included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                    /s/ KPMG LLP
                                    KPMG LLP



Denver, Colorado
April 17, 2002